SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2005

                           American Bank Incorporated
                           --------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                  000-31246                   01-0593266
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(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


4029 West Tilghman Street, Allentown, Pennsylvania             18104
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (610) 366-1800
                                                     --------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      FR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.        Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers
                  --------------------------------------------

         On February 15, 2005, Anne L. Jaindl was appointed to the boards of directors of American Bank Incorporated (the "Company") and its wholly-subsidiary, American Bank (the "Bank"). There are no arrangements or understandings between Mrs. Jaindl and any other person pursuant to which Mrs. Jaindl became a director. Mrs. Jaindl is the mother of Mark W. Jaindl, Chairman, President, Chief Executive Officer and a greater than 10% shareholder and to David M. Jaindl, a Director and greater than 10% shareholder.

         The Bank leases the premises for its principal office under a five-year operating lease agreement expiring November 2007. The lessor is the Estate of Frederick J. Jaindl. Mr. Jaindl was the former Chairman of the Board of the Company and the Bank. Mrs. Jaindl receives income from the Estate of Frederick
J. Jaindl. The gross lease payments due in 2005 under the terms of the lease are $343,000.

         It is expected that Mrs. Jaindl will serve as a member of the Company's Asset-Liability Management Committee, Corporate Governance Committee, Executive Committee and Mergers and Acquisitions Committee, and as a member of the Bank's Community Reinvestment Act Committee.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         None.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           AMERICAN BANK INCORPORATED



DATE:  February 23, 2005                By: /s/ Mark W. Jaindl
                                           -------------------------------------
                                           Mark W. Jaindl
                                           President and Chief Executive Officer